ALT5 Sigma Announces Results of 2024 AGM and Corporate Update
All resolutions were approved
LAS VEGAS, NV / ACCESSWIRE / December 18, 2024 LAS VEGAS, NV / ACCESSWIRE / December 18, 2024 / ALT5 Sigma Corporation (NASDAQ: ALTS) (“ALT5” or the “Company”), a leading fintech firm offering next-generation blockchain-powered technologies for tokenization, trading, clearing, settlement, payment, and safekeeping of digital assets, today announced that all proposed binding resolutions were approved at its 2024 Annual General Meeting (AGM).
Shareholders re-elected Ron Pitters, Richard D. Butler, Tony Isaac, John Bitar, and Nael Hajjar to the Board of Directors. Additionally, current CEO Peter Tassiopoulos was also elected to the Board.
“As we reflect on a transformative 2024, we are proud to have achieved record transaction volumes and to have made significant progress with our fintech platforms, ALT5 Pay and Prime. These accomplishments are a testament to the hard work and dedication of our team in driving growth and strengthening relationships with our customers. As we move into fiscal 2025, we are committed to maintaining this momentum and continuing to innovate across all areas of our business.
I am also truly grateful to our stockholders for electing me to the Board of Directors for the first time. I look forward to contributing at this new level of responsibility, guiding the company through its strategic initiatives, including the implementation of corporate actions, such as the spin-off of our healthcare assets into Alyea Therapeutics Corporation. This move will allow both our fintech and healthcare segments to focus on their core strengths and unlock even greater value for stockholders. We are excited about the future and eager to execute our growth plans for the benefit of all,” stated Peter Tassiopoulos, CEO and Director, ALT5 Sigma Corporation.
ALT5 Fintech Update
Vay Tham, Chief Revenue Officer of ALT5 Sigma Corporation commented, “2024 has been a landmark year for ALT5, with both ALT5 Pay and ALT5 Prime platforms experiencing exceptional growth and surpassing US$2 billion in transaction volume in a calendar year for the first time. This milestone reflects the strong trust our customers place in our innovative solutions and the dedication of our team to driving value at every level.
“As we look to fiscal 2025, our focus remains on expanding our customer base, enhancing our platforms, and capitalizing on the momentum we’ve built. We are committed to delivering cutting-edge fintech solutions that meet the evolving needs of our clients, positioning ALT5 for continued success and growth in the years ahead.”
Update on Spin-off
As previously announced, the Company plans to complete the spin-off of its healthcare assets in the first half of 2025. This will result in the formation of Alyea Therapeutics Corporation (“Alyea”). The decision to separate the healthcare and fintech segments allows each entity to concentrate on its unique business needs.

The Company has made significant progress in implementing this focused approach, particularly in M&A and capital allocation. To that end, we are pleased to report that Alyea has executed a non-binding letter of intent (LOI) with Soin Bioscience LLC, a pharmaceutical development company (“Soin Bio”), regarding the proposed acquisition of Soin Bio. This acquisition would strengthen Alyea’s pipeline for pain management pharmaceutical development. Any consideration paid for the acquisition, or for Soin Bio’s operations, will be the responsibility of Alyea. In support of this, the Company is in discussions to privately finance Alyea, ensuring that ALT5’s fintech segment can focus its financial resources on expanding its core operations.
The proposed acquisition of Soin Bio includes its innovative "clear patch" pain medication technology, which aligns with Alyea’s mission to develop non-addictive pain medications. The global pain patch market, valued at US$4.80 billion in 2021, is expected to grow to US$7.33 billion by 20311, with a steady Compound Annual Growth Rate (CAGR) of 4.3% from 2022 to 2031. Soin Bio’s clear patch technology is currently in the investigational stage, awaiting clinical trials and FDA approval before a market launch.
Dr. Amol Soin, founder of Soin Bio and incoming CEO of Alyea, explained, “Our clear patch technology is designed for pain relief at any targeted area, similar to a gel that dries to form a patch. It provides continuous medication delivery for up to eight hours, allowing for customizable treatment. Unlike conventional pain patches, ours is clear, invisible, and can be applied over joints or body creases. Moreover, it is not water-soluble, ensuring its effectiveness even if the area becomes moist. We are confident that this platform technology can have a competitive advantage over existing therapies available in the market today.”
In addition to the clear patch technology, Alyea is preparing for pivotal clinical trials to support FDA approval of its lead asset, a novel oral formulation of low-dose naltrexone ("LDN"). This formulation has received Orphan Drug designation from the FDA for the treatment of complex regional pain syndrome.
The LOI with Soin Bio marks the initial step in the anticipated acquisition process. The closing of the transaction is subject to satisfactory due diligence, tax-related structuring, the preparation and execution of definitive acquisition agreements, and other customary closing conditions for transactions of this magnitude.
1Source: Allied Market Research
About ALT5 Sigma Corporation
The Company is a unique Nasdaq-listed multidisciplinary organization with a focus on healthcare and fintech. The Company is one of the constituents of the Russell Microcap Index, as of June 28, 2024.
Launched in 2018, ALT5 Sigma, Inc. (a wholly owned subsidiary of ALT5 Sigma Corporation) is a fintech company that provides next generation blockchain-powered technologies to enable a migration to a new global financial paradigm. ALT5 Sigma, Inc., through its subsidiaries, offers two main platforms to its customers: “ALT5 Pay” and “ALT5 Prime”.
ALT5 Pay is a crypto-currency payment gateway that enables registered and approved global merchants to accept and make crypto-currency payments or to integrate the ALT5 Pay payment platform into their application or operations using the plugin with WooCommerce and or ALT5

Pay’s checkout widgets and APIs. Merchants have the option to convert to fiat currency (s) automatically or to receive their payment in digital assets.
ALT5 Prime is an electronic over-the-counter trading platform that enables registered and approved customers to buy and sell digital assets. Customers can purchase digital assets with fiat and, equally, can sell digital assets and receive fiat. ALT5 Prime is available through a browser-based access mobile phone application named “ALT5 Pro” that can be downloaded from the Apple App Store, from Google Play, through ALT5 Prime’s FIX API, as well as through Broadridge Financial Solutions’ NYFIX gateway for approved customers.
About Alyea Therapeutics Corporation
Alyea, an ALT5 company, is developing innovative, actionable solutions intended to help end the opioid crisis. Alyea is dedicated to funding resources toward innovation, technology, and education to find a key resolution to the national opioid epidemic, which is one of the deadliest and most widespread in the nation’s history. Its drugs in the clinical trial pipeline have shown promise for their innovative targeting of the causes of pain as a strategic option for physicians averse to exposing patients to addictive opioids.
Forward Looking Statements
This press release contains statements that are forward-looking statements as defined within the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements relating to the profitability and prospective growth of ALT5’s platforms and business that may include, but are not limited to, international currency risks, third-party or customer credit risks, liability claims stemming from ALT5’s services, and technology challenges for future growth or expansion. This press release also contains statements relating to ALT5’s intention to become a leader in non-addictive pain management therapies in its focus on indications of unmet medical needs, its intention to develop strategic pathways to expedite approvals for Alyea’s drugs in the clinical trial pipeline, the timing of the commencement of clinical trials for those drugs, and that the FDA will permit approval through a 505(b)(2) pathway for those drugs, and other statements, including words such as “continue”, “expect”, “intend”, “will”, “hope”, “should”, “would”, “may”, “potential”, and other similar expressions. Such statements reflect the Company’s current view with respect to future events, are subject to risks and uncertainties, and are necessarily based upon a number of estimates and assumptions that, while considered reasonable by the Company, are inherently subject to significant business, economic, competitive, political, and social uncertainties, and contingencies.
Many factors could cause the Company’s actual results, performance, or achievements to be materially different from any future results, performance or achievements described in this press release. Such factors could include, among others, those detailed in the Company’s periodic reports filed with the Securities and Exchange Commission (the “SEC”). Should one or more of these risks or uncertainties materialize, or should the assumptions set out in the section entitled “Risk Factors” in the Company’s filings with the SEC underlying those forward-looking statements prove incorrect, actual results may vary materially from those described herein. These forward-looking statements are made as of the date of this press release and the Company does not intend, and does not assume any obligation, to update these forward-looking statements, except as required by law. The Company cannot assure that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Individuals are cautioned that forward-looking statements are not guarantees of future performance and accordingly investors are cautioned not to put undue reliance on forward-looking statements due to the inherent uncertainty therein.
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